UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2011
CoreSite Realty Corporation
(Exact name of registrant as specified in its charter)

Maryland	001-34877	27-1925611

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 800 Denver, CO	80265

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (866) 777-2673
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
The purpose of this Current Report on Form 8-K of CoreSite Realty Corporation (the “Company”) is to file certain financial statements of the entities that contributed properties (the “CoreSite Acquired Properties”) to the Company’s accounting predecessor (the “Predecessor”) in connection with the Company’s initial public offering that closed on September 28, 2010, and certain pro forma financial statements, which financial statements and pro forma financial statements will be incorporated by reference in the Company’s registration statements on Form S-3 that have been filed with the U.S. Securities and Exchange Commission and declared effective.

Item 9.01	Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
(1) The unaudited combined balance sheet of the CoreSite Acquired Properties as of June 30, 2010, the audited combined balance sheets of the CoreSite Acquired Properties as of December 31, 2009 and 2008, the unaudited combined statements of operations of the CoreSite Acquired Properties for the three and six months ended June 30, 2010 and 2009, the audited combined statements of operations of the CoreSite Acquired Properties for the years ended December 31, 2009, 2008 and 2007, the unaudited combined statement of equity of the CoreSite Acquired Properties for the six months ended June 30, 2010, the audited combined statements of equity of the CoreSite Acquired Properties for the years ended December 31, 2009, 2008 and 2007, the unaudited combined statements of cash flows of the CoreSite Acquired Properties for the six months ended June 30, 2010 and 2009, the audited combined statements of cash flows of the CoreSite Acquired Properties for the years ended December 31, 2009, 2008 and 2007, the related notes to the CoreSite Acquired Properties’ combined financial statements and Schedule III—Real Estate and Accumulated Depreciation of the CoreSite Acquired Properties are attached as Exhibit 99.1 hereto and incorporated by reference herein.
(b) Pro forma financial information.
The unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2010 and the related notes thereto are filed as Exhibit 99.2 hereto and incorporated by reference herein.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1
The unaudited combined balance sheet of the CoreSite Acquired Properties as of June 30, 2010, the audited combined balance sheets of the CoreSite Acquired Properties as of December 31, 2009 and 2008, the unaudited combined statements of operations of the CoreSite Acquired Properties for the three and six months ended June 30, 2010 and 2009, the audited combined statements of operations of the CoreSite Acquired Properties for the years ended December 31, 2009, 2008 and 2007, the unaudited combined statement of equity of the CoreSite Acquired Properties for the six months ended June 30, 2010, the audited combined statements of equity of the CoreSite Acquired Properties for the years ended December 31, 2009, 2008 and 2007, the unaudited combined statements of cash flows of the CoreSite Acquired Properties for the six months ended June 30, 2010 and 2009, the audited combined statements of cash flows of the CoreSite Acquired Properties for the years ended December 31, 2009, 2008 and 2007, the related notes to the CoreSite Acquired Properties’ combined financial statements and Schedule III—Real Estate and Accumulated Depreciation of the CoreSite Acquired Properties.

99.2	The unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2010 and the related notes thereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORESITE REALTY CORPORATION

Date: November 8, 2011	By:	/s/ Jeffrey S. Finnin Name: Jeffrey S. Finnin
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1
The unaudited combined balance sheet of the CoreSite Acquired Properties as of June 30, 2010, the audited combined balance sheets of the CoreSite Acquired Properties as of December 31, 2009 and 2008, the unaudited combined statements of operations of the CoreSite Acquired Properties for the three and six months ended June 30, 2010 and 2009, the audited combined statements of operations of the CoreSite Acquired Properties for the years ended December 31, 2009, 2008 and 2007, the unaudited combined statement of equity of the CoreSite Acquired Properties for the six months ended June 30, 2010, the audited combined statements of equity of the CoreSite Acquired Properties for the years ended December 31, 2009, 2008 and 2007, the unaudited combined statements of cash flows of the CoreSite Acquired Properties for the six months ended June 30, 2010 and 2009, the audited combined statements of cash flows of the CoreSite Acquired Properties for the years ended December 31, 2009, 2008 and 2007, the related notes to the CoreSite Acquired Properties’ combined financial statements and Schedule III—Real Estate and Accumulated Depreciation of the CoreSite Acquired Properties.

99.2	The unaudited pro forma condensed consolidated statement of operations of the Company for the year ended December 31, 2010 and the related notes thereto.

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